UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2025

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

On January 2, 2025, SouthState Corporation, a South Carolina corporation (“SouthState” or the “Company”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) to announce the completion of its acquisition of Independent Bank Group, Inc., a Texas corporation (“Independent”), on January 1, 2025, pursuant to the Agreement and Plan of Merger, dated as of May 17, 2024. Immediately following the merger, Independent’s wholly owned banking subsidiary, Independent Bank (d/b/a Independent Financial), merged with and into SouthState’s wholly owned banking subsidiary, SouthState Bank, National Association (the “Bank Merger”), with SouthState Bank, National Association surviving the Bank Merger and continuing as the surviving bank.

This Form 8-K/A amends and supplements the Initial Form 8-K, solely to provide the financial statements and pro forma financial information relating to the merger required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K. This amendment report does not include other updates or amendments to the Initial Form 8-K. The pro forma financial information included in this amendment has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Independent would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future financial results and results of operations that the combined company may achieve after completion of the merger. In addition, the fair value assessments presented in the pro forma condensed financial information are the preliminary assessments used in the merger modeling announced previously, as the purchase accounting entries have not yet been finalized, and are based upon available information and certain assumptions, which SouthState believes are reasonable under the circumstances. Actual results may differ materially from the assumptions within the unaudited pro forma condensed combined financial statements.

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Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited Consolidated Balance Sheets of Independent Bank Group, Inc. and its subsidiaries as of December 31, 2024 and 2023, and the related Consolidated Statements of Income (Loss), Comprehensive Income (Loss), Changes in Stockholders’ Equity, and Cash Flows for each of the years in the three-year period ended December 31, 2024, 2023 and 2022, and the related Notes to the Consolidated Financial Statements are filed as Exhibit 99.2 to this Form 8-K/A.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information and the related Notes to the unaudited pro forma Condensed Combined Financial Statements are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

23.2	Consent of Forvis Mazars, LLP

23.3	Consent of RSM US LLP

99.1

Audited Consolidated Balance Sheets of SouthState Corporation and subsidiaries, as of December 31, 2024 and 2023; the related Consolidated Statements of Income, Comprehensive Income (Loss), Changes in Shareholders’ Equity, and Cash Flows for each of the years in the three-year period ended December 31, 2024, 2023, and 2022; and the related Notes to Consolidated Financial Statements (incorporated herein by reference to SouthState Corporation’s Annual Report on Form 10-K, filed on February 21, 2025)

99.2

Audited Consolidated Balance Sheets of Independent, as of December 31, 2024 and 2023; the related Consolidated Statements of Income (Loss), Comprehensive Income (Loss), Changes in Stockholders’ Equity, and Cash Flows for each of the years in the three-year period ended December 31, 2024, 2023, and 2022; and the related Notes to Consolidated Financial Statements

99.3

Unaudited pro forma Condensed Combined Financial Information of the Company and Independent (a) for the unaudited pro forma Condensed Combined Balance Sheets, as of December 31, 2024, and (b) for the unaudited pro forma Condensed Combined Statements of Income, as of and for the year ended December 31, 2024; and the related Notes to the unaudited pro forma Condensed Combined Financial Statements

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState Corporation (“SouthState” or the “Company”) cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic volatility risk, including inflation, potentially resulting in higher rates, deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses, or on the other hand lower rates, which also may have other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (3) risks related to the merger and integration of SouthState and Independent Bank Group, Inc. (“Independent”) including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Independent’s operations into SouthState’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Independent’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the ability to retain our culture and attract and retain qualified people as we grow and are located in new markets, and being able to offer competitive salaries and benefits, including flexibility of working remotely or in the office; (5) deposit attrition, client loss or revenue loss following completed mergers or acquisitions that may be greater than anticipated; (6) credit risks associated with an obligor’s failure to meet the terms of any contract with SouthState Bank, N.A. (the “Bank”) or otherwise fail to perform as agreed under the terms of any loan-related document; (7) interest rate risk primarily resulting from our inability to effectively manage the risk, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (8) a decrease in our net interest income due to the interest rate environment; (9) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (10) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (11) potential deterioration in real estate values; (12) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (13) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (14) transaction risk arising from problems with service or product delivery; (15) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (16) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (17) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; (18) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (19) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards, and contractual obligations regarding data privacy and cybersecurity; (20) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations or other guidance, and the possibility of changes in accounting standards, policies, principles and practices; (21) risks related to the legal, regulatory, and supervisory environment, including changes in financial services legislation, regulation, policies, or government officials or other personnel; (22) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (23) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (24) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (25) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of changes in federal and state laws, regulations and guidance relating to climate change; (26) excessive loan losses; (27) reputational risk and possible higher than estimated reduced revenue from previously announced or proposed regulatory changes in the Bank’s consumer programs and products; (28) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (29) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (30) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (31) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (32) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (33) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; and (34) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: March 5, 2025

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